EXHIBIT 10.8



                               SECURITY AGREEMENT

              This Security Agreement is entered into as of February 5, 2004, by and between Interfund Investment Fund I, LLC., a Florida limited liability company ("Debtor"), with an address for notices at 7100 Camino Real Blvd., Suite 402, Boca Raton, Florida 33433, and Collateral Service Associates, LLC as Collateral Agent for itself and the Noteholders under (and as defined in) the Collateral Agency Agreement described below ("Secured Party").

1) Grant of Security Interest. Debtor hereby grants to Secured Party, for itself and each of the Noteholders, a continuing lien on and security interest in the property described or referred to in Paragraph 2 below (collectively, the "Collateral") to secure prompt payment and full performance of the liabilities described in Paragraph 3 below (collectively, the "Liabilities").

2) Collateral. The Collateral consists of all personal property and assets now or hereafter owned by Debtor or in which Debtor otherwise has any rights, whether now existing or hereafter arising, including but not limited to the
following:   (a)  all  accounts,   contract  rights  and  general   intangibles,
receivables and claims of Debtor whether now or hereafter arising, all guaranties and security therefor and all of Debtor's right, title and interest in the goods purchased and represented thereby including all of Debtor's rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor; (b) all chattel paper including electronic chattel paper and tangible chattel paper; (c) all documents and instruments including but not limited to, promissory notes (together with all property securing such documents and instruments); (d) all letters of credit and letter-of-credit rights; (e) all supporting obligations; (f) all deposit accounts; (g) all investment property and financial assets; (h) all inventory and all accessions thereto and products thereof and documents therefor; (i) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto; (j) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing; (k) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing; (l) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present, and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world;


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(m)  all  general  intangibles  (including  but  not  limited  to,  all  payment intangibles); (n) all books and records pertaining to the foregoing, including but not limited to computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contracts, sales orders, and purchasing records; (o) all
software   including  but  not  limited  to  computer  programs  and  supporting information provided in connection with a transaction relating to the program, and computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded; (p) all health care insurance receivables; (q) all commercial tort claims; and (r) all proceeds of the foregoing, including without limitation proceeds of insurance policies.

3) Liabilities. The liabilities ("Liabilities") secured under this Security Agreement are all debts, liabilities and obligations of Debtor to Secured Party pursuant to (i) that certain Secured Promissory Note of even date herewith (as amended, restated, supplemented or modified from time to time, the "Note") and any and all amendments, replacements, modifications and supplements thereto (ii) this Security Agreement, and (iii) the Collateral Agency Agreement, in each case, whether such debts, liabilities and obligations are direct or indirect, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising.

4) Covenants of Debtor. Until the Liabilities are paid in full, Debtor agrees that it shall:

    a) not sell or otherwise dispose of the Collateral, provided, however, that so long as no Event of Default exists, the Debtor may sell Collateral in the exercise of its reasonable business judgment pursuant to the ordinary course of Debtor's business;

    b)  not create,  incur,  assume or permit to exist any liens,  encumbrances,
        security  interests,   levies,  assessments  or  charges  (collectively,
        "Liens") on or in any of the Collateral;

    c) appear in and defend, at Debtor's own expense, any action or proceeding which may affect Debtor's title to or Secured Party's interest in the Collateral;

    d) procure or execute and deliver, from time to time, in form and substance satisfactory to Secured Party in its discretion reasonably exercised, any endorsements, assignments, financing statements or other writings deemed necessary or appropriate by Secured Party to perfect, maintain or protect Secured Party's security interest in the Collateral and the priority thereof, and take such other action and deliver such other documents, instruments and agreements pertaining to the Collateral as Secured Party may reasonably request to effectuate the intent of this Security Agreement. In addition, Debtor hereby authorize Secured Party to file UCC Financing Statements against Debtor describing the Collateral as "all assets" or the like of Debtor;

    e) notify Secured Party in writing at least thirty (30) days prior to any change in Debtor's name, identity or business structure, or any addition

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        or change to the  address  of the chief  executive  office or  principal place of business of Debtor specified in the introductory paragraph hereof and, in connection therewith, take any and all actions reasonably requested by Secured Party under Section 4(d) above;

    f) keep separate, accurate and complete records of the Collateral and provide Secured Party during normal business hours with access thereto upon reasonable and to Debtor's financial records, in each case with the right to make extracts therefrom;

    g) provide Secured Party during normal business hours with access to the Collateral, and with such other information as Secured Party may reasonably request from time to time;

    h) maintain and preserve its existence, and all rights, privileges, franchises and other authority necessary for the conduct of its business the failure of which to maintain or preserve could reasonably be expected to result in a material adverse effect on the business or financial condition of the Debtor or on a material portion of the Collateral; and

    i) continue operations in substantially the same form and structure of business as currently conducted, and not (x) merge or consolidate with or acquire or be acquired by any other corporation, partnership, entity or person or (y) incorporate in another jurisdiction.

5)  Authorized Action By Secured Party.

         (a) After the occurrence and during the continuance of any "Event of Default" (as defined below), Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to do (but Secured Party shall not be obligated to and shall not incur any liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Security Agreement to do, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including, without limitation, the right to:

        i) collect by legal proceedings or otherwise and endorse, receive and receipt for all payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral;

        ii) enter into any extension, deposit or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral;

        iii) process and preserve the Collateral; and

        iv) make any reasonable compromise, settlement or adjustment, and take any action it deems advisable, with respect to the Collateral upon five Business Days' prior written notice to Debtor.

         (b) Debtor agrees to reimburse Secured Party upon demand for any reasonable costs and expenses, including reasonable attorneys' fees, Secured Party may incur while acting as Debtor's attorney-in-fact hereunder, all of which costs and expenses are included in the Liabilities secured hereby and are payable upon demand, with interest thereon at the rate 8% per annum.


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         (c) It is further agreed and  understood  between  the  parties  hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Liabilities or with respect to the Collateral.

         (d) If Debtor's records ar prepared or retained by a computer service company or any accountant or accounting service, so long as any Liabilities are outstanding, Debtor grants Secured Party the absolute and irrevocable right, with reasonable notice to Debtor, to inspect such records (including Debtor's internal work papers), receive duplicate copies of all information furnished to Debtor and prepared by such company, accountant or accounting service, and agrees to furnish such consents as may be necessary to effectuate the same. Debtor further agrees to promptly notify Secured Party of the name and address of such company, accountant or accounting service and of any change in respect thereof.

         (e) All the foregoing powers authorized herein, being coupled with an interest, are irrevocable so long as any Liabilities are outstanding.

         (f) Default. The occurrence of any of the following events or conditions (herein "Events of Default") shall constitute an Event of Default hereunder:

                  a. breach, violation or nonperformance of any covenant on Debtor's part hereunder;

                  b. any Event of Default under and as defined in the Note.

         Any Event of Default that shall have occurred hereunder or under the Note at any time shall be deemed continuing unless such Event of Default is (i) cured, provided that an Event of Default may only be cured within the time-frame and only if so expressly permitted under the terms of this Agreement or the Note, as applicable or (ii) waived in writing by the Secured Party.

         (g) Remedies. Upon the occurrence and during the continuation of any Event of Default, Secured Party may, at its option, with prompt subsequent notice but without demand on Debtor, declare all Liabilities immediately due and payable, and Secured Party shall have all the default rights and remedies of a secured party under Division 9 of the Florida Uniform Commercial Code (the "UCC") and other applicable law as well as the following rights and remedies, all of which may be exercised with or without further notice to Debtor (other than notices which Debtor is not permitted to waive under the UCC):

                (a) to the  extent  permitted  by  law,  to  notify  any and all obligors and account debtors on the Collateral that the same has been assigned to Secured Party and that all payments thereon are to be made directly to Secured Party;

                (b) to  settle,  compromise  or  release,  on  terms  reasonably acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral, and to extend the time of payment, make allowances and adjustments and to issue credits in Secured Party's name or in the name of Debtor in respect thereof;


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                (c) to sell or otherwise  dispose of the  Collateral or any part thereof, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Secured Party;

                (d) to enter any premises  where any  Collateral  may be located and to take possession of and remove the Collateral, with or without judicial process; to remove from any premises where the same may be located, any and all documents, instruments, files and records relating to the collateral (provided, that Secured Party agrees to (i) give receipts for such items to Debtor and (ii) use the same standard of care for such documents, instruments files and records as Secured Party would use for its own property of a similar nature; provided further, that Secured Party shall incur no liability with respect to the foregoing subparagraphs (b) and (c) except in the case of its gross negligence or willful misconduct), and Secured Party may, at Debtor's expense, use the supplies and space of Debtor at its places of business as may be necessary to properly administer and control the Collateral or the handling of collections and realizations thereon; and

                      1. take or bring, in Secured Party's  name or in the  name of Debtor, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral;

all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable.

                (e) Application of Proceeds of Collateral. The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied first to the expenses (including all reasonable attorneys' fees) of retaking, holding, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Liabilities secured hereby, application as to any particular obligation or indebtedness or against principal or interest to be in Secured Party's discretion. Debtor shall be liable to Secured Party and shall pay to Secured Party on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral.

                (f) Cumulative  Rights.  The  rights,  powers  and  remedies  of
                    Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party under any statute or rule of law or any other document, instrument or agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.

                (g) Waiver.  Any forbearance,  failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives

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                    any right to require  Secured  Party to proceed  against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power prior to pursuing Debtor in respect of the Liabilities.

                (h) Binding Upon  Successors.  All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind the representatives, administrators, successors and assigns of the Debtor; provided that Debtor may not transfer or assign its obligations hereunder. Any transfer or assignment by Debtor in violation of the foregoing shall be null and void.

                (i) Entire  Agreement;  Severability.  This  Security  Agreement
                    together with the Note and the Collateral Agency Agreement contains the entire security agreement between Secured Party and Debtor with respect to the Collateral. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                (j) References. The captions or titles of the paragraphs of this
                    Security Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                (k) Choice  of Law.  This  Security  Agreement  and all  matters arising out of or relating hereto shall be construed in accordance with and governed by the laws of the State of Florida, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Florida Uniform Commercial Code. DEBTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF THE SUPERIOR COURT OF THE STATE OF FLORIDA FOR THE COUNTY OF PALM BEACH OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA, AS SECURED PARTY MAY DEEM APPROPRIATE, IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, AND DEBTOR WAIVES ANY OBJECTION RELATING TO THE BASIS FOR PERSONAL OR IN REM JURISDICTION OR TO VENUE WHICH IT MAY NOW OR HEREAFTER HAVE IN ANY SUCH SUIT, ACTION OR PROCEEDING. BOTH DEBTOR AND SECURED PARTY WAIVE ANY RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

                (l) Notice. Any written notice,  consent or other  communication provided for in this Security Agreement shall be given and deemed received as provided in the Note.

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                (m) Counterparts. This Security Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed and
                    delivered  shall  be  deemed  an  original,   but  all  such
                    counterparts together shall constitute but one and the same instrument.

                (n) Collateral  Agency  Agreement.  The parties to this Security
                    Agreement  have  also  entered  into the  Collateral  Agency
                    Agreement of even date herewith (the "Collateral Agency Agreement") whereby Secured Party has agreed to act as Collateral Agency on behalf of the Noteholders, which Collateral Agency Agreement is hereby incorporated by this reference. Although this Security Agreement and the Collateral Agency Agreement are intended to complement one another (and should be construed, where possible, to do so), in the event of any irreconcilable conflict between the Security Agreement and the Collateral Agency Agreement, the Collateral Agency Agreement shall govern and control.



                  The undersigned have entered into this Security Agreement as of the date first above written.

SECURED PARTY:                       DEBTOR:
-------------                        ------

COLLATERAL SERVICE ASSOCIATES, LLC          INTERFUND INVESTMENT FUND I, LLC




By                                          By
  --------------------------------            -------------------------------

Name: Daniel Moore                          Name:    Ashley Bloom

Managing Member                             Its:       Treasurer